UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-21609

Western Asset Variable Rate Strategic Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	September 30

Date of reporting period:	June 30, 2011

ITEM 1.                                                     SCHEDULE OF INVESTMENTS

WESTERN ASSET

VARIABLE RATE STRATEGIC FUND INC.

FORM N-Q

JUNE 30, 2011

Schedule of investments (unaudited)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 30.2%
Adjustable Rate Mortgage Trust, 2005-11 5A1	0.456%	2/25/36	$280,810	$144,341	(a)
Banc of America Funding Corp., 2003-1 A1	6.000%	5/20/33	241,374	254,992
Banc of America Funding Corp., 2004-B 6A1	3.221%	12/20/34	832,576	419,647	(a)
Banc of America Funding Corp., 2005-E 8A1	2.899%	6/20/35	711,267	373,782	(a)
Bayview Commercial Asset Trust, 2006-1A B2	1.886%	4/25/36	1,097,250	274,244	(a)(b)
Bear Stearns Alt-A Trust, 2004-03 A1	0.826%	4/25/34	746,848	626,078	(a)
Bear Stearns Alt-A Trust, 2004-10 1A3	1.186%	9/25/34	168,965	144,840	(a)
Bear Stearns ARM Trust, 2004-8 11A1	2.892%	11/25/34	630,431	577,674	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-AC3 1A1	0.686%	7/25/35	812,633	648,468	(a)
Citigroup Mortgage Loan Trust Inc., 2010-7 4A1	1.244%	9/25/37	151,324	149,927	(a)(b)
Countrywide Alternative Loan Trust, 2005-24 4A1	0.416%	7/20/35	816,306	530,459	(a)
Countrywide Home Loan, Mortgage Pass-Through Trust, 2004-29 2A1	0.516%	2/25/35	78,659	49,322	(a)
Countrywide Home Loans, 2004-20 2A1	2.945%	9/25/34	847,010	510,856	(a)
Countrywide Home Loans, 2004-R1 2A	6.500%	11/25/34	166,173	169,362	(b)
Countrywide Home Loans, 2005-HYB9 3A1A	2.608%	2/20/36	1,108,112	745,804	(a)
Countrywide Home Loans, 2005-R2 2A1	7.000%	6/25/35	402,410	415,772	(b)
Countrywide Home Loans, 2005-R3 AF	0.586%	9/25/35	639,884	572,785	(a)(b)
Countrywide Home Loans Mortgage Pass-Through Trust, 2005-R1 1AF1	0.546%	3/25/35	536,674	460,745	(a)(b)
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.801%	6/25/34	380,853	294,006	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR5 2A1A	0.516%	8/19/45	772,591	484,373	(a)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.198%	3/19/46	450,992	243,423	(a)
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO	5.000%	1/15/19	1,458,429	90,920
Federal Home Loan Mortgage Corp. (FHLMC), PAC IO, 2638 DI	5.000%	5/15/23	1,519,891	140,594
Federal Home Loan Mortgage Corp. (FHLMC), PAC-1 IO	5.000%	3/15/22	2,235,215	180,243
Federal National Mortgage Association (FNMA), STRIPS, IO	5.000%	7/1/33	6,128,640	1,316,415
Federal National Mortgage Association (FNMA), STRIPS, IO, 339 30	5.500%	7/1/18	1,834,438	201,374	(a)
Granite Mortgages PLC, 2003-2 1A3	0.774%	7/20/43	84,071	81,128	(a)(b)
Granite Mortgages PLC, 2004-1 2A1	0.567%	3/20/44	141,939	134,629	(a)(c)
Granite Mortgages PLC, 2004-3 2A1	0.387%	9/20/44	54,618	52,570	(a)
GSMPS Mortgage Loan Trust, 2005-LT1 A1	0.416%	2/25/35	234,587	205,264	(a)(b)(c)
GSMPS Mortgage Loan Trust, 2005-RP2 1AF	0.536%	3/25/35	1,083,787	925,528	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP3 1AF	0.536%	9/25/35	238,748	201,843	(a)(b)
GSMPS Mortgage Loan Trust, 2006-RP2 1AF1	0.586%	4/25/36	502,889	417,745	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.712%	1/19/35	468,146	439,439	(a)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.536%	1/19/35	273,295	164,461	(a)
Harborview Mortgage Loan Trust, 2005-14 3A1A	2.945%	12/19/35	263,060	195,585	(a)
IMPAC Secured Assets Corp., 2005-2 A1	0.506%	3/25/36	2,272,368	1,122,278	(a)
Indymac Index Mortgage Loan Trust, 2004-AR07 A2	1.046%	9/25/34	312,758	207,309	(a)
Indymac Index Mortgage Loan Trust, 2004-AR08 2A2A	0.586%	11/25/34	87,799	59,029	(a)
Indymac Index Mortgage Loan Trust, 2004-AR12 A1	0.576%	12/25/34	104,379	63,349	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.135%	10/25/35	712,588	554,066	(a)
JPMorgan Chase Commercial Mortgage Securities Corp., 2007-CB18 A1	5.320%	6/12/47	235,974	237,608
JPMorgan Mortgage Trust, 2005-A3 3A4	5.006%	6/25/35	400,000	343,377	(a)
Luminent Mortgage Trust, 2006-2 A1A	0.386%	2/25/46	1,063,206	638,692	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — Continued
MASTR ARM Trust, 2003-6 2A1	2.447%	12/25/33	$209,661	$194,847	(a)
MASTR ARM Trust, 2004-7 6M1	0.836%	8/25/34	550,000	440,457	(a)
MASTR Asset Securitization Trust, 2003-11 6A16	5.250%	12/25/33	119,018	122,302
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.536%	5/25/35	1,624,378	1,335,945	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 1A1	5.399%	5/25/36	585,644	523,277	(a)(b)
MASTR Reperforming Loan Trust, 2006-2 2A1	3.680%	5/25/36	185,776	168,723	(a)(b)
Morgan Stanley Mortgage Loan Trust, 2006-6AR 2A	2.657%	5/25/36	1,184,198	716,515	(a)
Residential Accredit Loans Inc., 2004-QA2 A2	0.626%	6/25/34	794,844	620,923	(a)
Residential Accredit Loans Inc., 2005-QO4 2A1	0.466%	12/25/45	496,855	271,069	(a)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.319%	4/25/31	963,840	651,300	(a)
Structured ARM Loan Trust, 2004-20 1A1	2.647%	1/25/35	183,147	137,895	(a)
Structured ARM Loan Trust, 2004-9XS A	0.556%	7/25/34	902,400	778,673	(a)
Structured Asset Mortgage Investments Inc., 2004-AR3 1A1	0.786%	7/19/34	583,461	491,216	(a)
Structured Asset Mortgage Investments Inc., 2006-AR2 A1	0.416%	2/25/36	1,015,480	642,331	(a)
Structured Asset Mortgage Investments Inc., 2006-AR3 11A1	0.396%	4/25/36	466,007	285,901	(a)
Structured Asset Securities Corp., 1998-2 M1	1.286%	2/25/28	93,234	83,733	(a)
Structured Asset Securities Corp., 1998-3 M1	1.186%	3/25/28	107,826	98,634	(a)
Structured Asset Securities Corp., 1998-8 M1	1.126%	8/25/28	355,893	283,488	(a)
Structured Asset Securities Corp., 2005-4XS 3A4	4.790%	3/25/35	620,000	615,665
Structured Asset Securities Corp., 2005-RF1 A	0.536%	3/25/35	309,987	262,380	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.536%	4/25/35	326,218	269,198	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.536%	6/25/35	317,264	259,514	(a)(b)
Structured Asset Securities Corp., 2005-RF3 2A	4.049%	6/25/35	4,896,132	4,239,367	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.198%	3/20/47	249,621	22,029	(a)(b)(c)(d)
WaMu Mortgage Pass-Through Certificates, 2003-AR11 A6	2.709%	10/25/33	519,763	510,739	(a)
WaMu Mortgage Pass-Through Certificates, 2004-AR14 A1	2.580%	1/25/35	261,487	252,502	(a)
WaMu Mortgage Pass-Through Certificates, 2005-AR13 A1C3	0.676%	10/25/45	380,099	235,864	(a)
WaMu Mortgage Pass-Through Certificates, 2007-HY3 1A1	5.348%	3/25/37	246,909	163,238	(a)
WaMu Mortgage Pass-Through Certificates, 2007-OA6 1A	1.088%	7/25/47	1,421,781	920,630	(a)
Washington Mutual Inc., 2004-AR11	2.718%	10/25/34	321,989	300,814	(a)
Washington Mutual Inc., 2004-AR12 A2A	0.578%	10/25/44	262,774	212,759	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-AR8	0.546%	10/25/45	891,256	660,496	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR13 A1A	0.610%	11/25/34	698,986	574,042	(a)
Washington Mutual Inc. Pass-Through Certificates, 2005-AR8 2AB3	0.546%	7/25/45	579,179	429,425	(a)
Washington Mutual Inc. Pass-Through Certificates, 2006-AR2 A1A	1.218%	4/25/46	314,691	171,273	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates	0.586%	1/25/45	200,941	159,763	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR01 A1A	0.506%	1/25/45	44,761	36,380	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	5.605%	8/25/46	375,000	263,058	(a)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR11 1A	1.238%	9/25/46	579,425	388,678	(a)
Washington Mutual Inc., Pass-Through Certificates, 2003-AR10 A7	2.624%	10/25/33	217,526	214,972	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Wells Fargo Mortgage Backed Securities Trust, 2004-DD 1A1	2.745%	1/25/35	$707,943	$659,530	(a)
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $38,844,379)				35,733,891
ASSET-BACKED SECURITIES — 25.7%
ABFS Mortgage Loan Trust, 2002-3 M1	5.902%	9/15/33	863,518	692,599
Access Group Inc., 2005-B A2	0.504%	7/25/22	449,906	422,578	(a)
AmeriCredit Automobile Receivables Trust, 2011-2 A2	0.900%	9/8/14	400,000	400,287
Ameriquest Mortgage Securities Inc., 2002-AR1 M1	1.284%	9/25/32	255,929	208,706	(a)
Ameriquest Mortgage Securities Inc., 2005-R1 M1	0.636%	3/25/35	800,000	648,685	(a)
Argent Securities Inc., 2003-W3 M1	1.311%	9/25/33	168,414	153,654	(a)
Argent Securities Inc., 2005-W3 A2D	0.526%	11/25/35	700,000	432,469	(a)
Bear Stearns Asset-Backed Securities Trust, 2001-3 A1	0.636%	10/27/32	40,433	35,406	(a)
Bear Stearns Asset-Backed Securities Trust, 2005-SD3 1A	0.676%	7/25/35	723,430	565,602	(a)
Bear Stearns Asset-Backed Securities Trust, 2007-SD1 1A2A	6.000%	10/25/36	1,165,242	867,267
Brazos Higher Education Authority Inc., 2011-1 A3	1.307%	11/25/33	400,000	374,627	(a)
Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-1 1A7	3.985%	11/25/33	657,757	628,332
Citigroup Mortgage Loan Trust Inc., 2005-OPT1 M1	0.606%	2/25/35	244,419	202,799	(a)
Citigroup Mortgage Loan Trust Inc., 2005-OPT4 M2	0.616%	7/25/35	750,000	653,543	(a)
Countrywide Asset-Backed Certificates, 2003-5 AF5	5.739%	2/25/34	631,145	618,047
Countrywide Asset-Backed Certificates, 2004-BC1 M1	0.936%	2/25/34	180,107	153,688	(a)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.646%	10/25/35	600,000	553,871	(a)
Countrywide Asset-Backed Certificates, 2007-13 2A1	1.086%	10/25/47	895,041	627,021	(a)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.369%	11/15/36	1,035,250	797,526	(a)
EMC Mortgage Loan Trust, 2004-C A1	0.736%	3/25/31	215,631	171,322	(a)(b)
Equity One ABS Inc., 2004-1 AF5	5.110%	4/25/34	300,000	278,316
First Franklin Mortgage Loan Asset-Backed Certificates, 2005-FFH4 2A4	0.536%	12/25/35	400,000	372,283	(a)
First Horizon ABS Trust, 2007-HE1 A	0.316%	9/25/29	130,206	101,682	(a)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	600,000	605,973	(b)
Greenpoint Home Equity Loan Trust, 2004-4 A	0.747%	8/15/30	554,548	370,793	(a)
Greenpoint Manufactured Housing, 1999-3 1A7	7.270%	6/15/29	230,000	207,131
Greenpoint Manufactured Housing, 2000-4 A3	2.253%	8/21/31	500,000	420,000	(a)
Greenpoint Manufactured Housing, 2000-7 A2	3.686%	11/17/31	300,000	253,500	(a)
GSAMP Trust, 2004-OPT B1	1.786%	11/25/34	94,482	37,569	(a)
GSRPM Mortgage Loan Trust, 2007-1 A	0.586%	10/25/46	149,667	82,809	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	630,000	658,575	(b)
Home Equity Mortgage Trust, 2006-2 2A1	0.346%	7/25/36	614,920	156,610	(a)
IXIS Real Estate Capital Trust, 2005-HE4 A3	0.526%	2/25/36	200,137	173,920	(a)
John Deere Owner Trust, 2011-A A2	0.640%	6/16/14	720,000	720,593
Lehman XS Trust, (Structured Asset Securities Corp.), 2005-1 2A2	1.694%	7/25/35	1,184,957	667,441	(a)
Lehman XS Trust, 2005-5N 3A1A	0.486%	11/25/35	414,786	308,790	(a)
Long Beach Mortgage Loan Trust, 2001-3 M1	1.011%	9/25/31	234,371	177,700	(a)
Long Beach Mortgage Loan Trust, 2002-1 2M1	1.311%	5/25/32	642,624	504,117	(a)
MASTR Asset-Backed Securities Trust, 2005-AB1 A5A	5.712%	11/25/35	720,000	300,889
MASTR Specialized Loan Trust, 2007-1 A	0.556%	1/25/37	528,392	199,449	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2007-SD1 A1	0.636%	2/25/47	1,175,673	577,296	(a)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
ASSET-BACKED SECURITIES — Continued
Morgan Stanley ABS Capital I, 2007-NC2 M1	0.556%	2/25/37	$1,100,000	$25,282	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M2	0.606%	2/25/37	1,000,000	7,826	(a)
Morgan Stanley ABS Capital I, 2007-NC2 M3	0.736%	2/25/37	424,797	527	(a)
Morgan Stanley Capital Inc., 2003-NC9 M	1.311%	9/25/33	1,405,369	1,060,593	(a)
Morgan Stanley Capital Inc., 2004-HE8 A7	0.716%	9/25/34	74,135	60,540	(a)
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	4,500,000	270,000
New Century Home Equity Loan Trust, 2004-3 M1	1.116%	11/25/34	638,898	478,744	(a)
Nissan Auto Receivables Owner Trust, 2011-A A2	0.650%	12/16/13	300,000	300,739
Nissan Auto Receivables Owner Trust, 2011-A A3	1.180%	2/16/15	300,000	301,841
Option One Mortgage Loan Trust, 2005-1 A4	0.586%	2/25/35	222,461	191,375	(a)
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	900,000	585,000	(a)
Park Place Securities Inc., 2004-WHQ2 M2	0.816%	2/25/35	750,000	637,488	(a)
People’s Choice Home Loan Securities Trust, 2004-2 M1	1.086%	10/25/34	189,548	152,290	(a)
RAAC Series, 2006-RP2 A	0.436%	2/25/37	316,381	233,128	(a)(b)
RAAC Series, 2006-RP3 A	0.456%	5/25/36	1,198,194	764,974	(a)(b)
RAAC Series, 2006-RP4 A	0.476%	1/25/46	673,019	509,031	(a)(b)
RAAC Series, 2007-RP3 M1	0.986%	10/25/46	1,200,000	103,093	(a)(b)
RAAC Series, 2007-RP4 A	0.536%	11/25/46	1,162,096	729,205	(a)(b)
RAAC Series, 2007-SP3 A1	1.386%	9/25/37	302,907	248,133	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.046%	6/25/33	234,211	188,501	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.626%	8/25/33	176,577	163,049	(a)
Renaissance Net Interest Margin Trust, 2007-2 N	8.353%	6/25/37	128,633	1	(b)(e)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.311%	8/25/33	52,412	40,127	(a)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	258,015	264,450
Residential Asset Mortgage Products Inc., 2004-RZ3 MII2	1.836%	9/25/34	400,000	297,562	(a)
SACO I Trust, 2005-WM3 A3	0.886%	9/25/35	245,503	108,248	(a)
SACO I Trust, 2006-3 A3	0.646%	4/25/36	528,881	194,049	(a)
SACO I Trust, 2006-4 A1	0.356%	3/25/36	565,025	202,481	(a)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	107,070	1	(b)(d)(e)
SLC Student Loan Trust, 2008-1 A4A	1.847%	12/15/32	720,000	739,579	(a)
SLM Student Loan Trust, 2003-04 A5A	0.997%	3/15/33	574,474	549,829	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	0.997%	3/15/33	574,474	565,742	(a)(b)(c)
SLM Student Loan Trust, 2003-1 A5C	0.997%	12/15/32	502,108	486,794	(a)(b)(c)
SLM Student Loan Trust, 2011-A A2	4.370%	4/17/28	420,000	435,755	(b)
Soundview Home Equity Loan Trust, 2005-3 M2	0.706%	6/25/35	353,764	337,179	(a)
Structured Asset Investment Loan Trust, 2004-9 M4	1.486%	10/25/34	159,816	46,943	(a)
Structured Asset Securities Corp., 2003-AL1 A	3.357%	4/25/31	153,499	148,662	(b)
Structured Asset Securities Corp., 2004-6XS A5B	5.550%	3/25/34	592,976	568,830
Structured Asset Securities Corp., 2005-4XS 2A1A	1.961%	3/25/35	616,123	456,844	(a)
Structured Asset Securities Corp., 2005-SC1 1A1	0.456%	5/25/31	835,112	438,293	(a)(b)
Structured Asset Securities Corp., 2005-WF1 A3	0.516%	2/25/35	338,541	298,660	(a)
Structured Asset Securities Corp., 2006-GEL1 A2	0.536%	11/25/35	501,196	436,040	(a)(b)(c)
Structured Asset Securities Corp., 2007-BC3 2A3	0.366%	5/25/47	290,000	88,810	(a)
Vanderbilt Mortgage Finance, 2000-B IB2	9.250%	7/7/30	214,607	211,897	(a)
TOTAL ASSET-BACKED SECURITIES (Cost — $36,052,756)				30,311,600
COLLATERALIZED SENIOR LOANS — 6.3%
CONSUMER DISCRETIONARY — 1.5%
Hotels, Restaurants & Leisure — 0.4%
BLB Worldwide Holdings Inc., Term Loan	6.500%	11/5/17	75,000	8,250	(e)(f)
Caesars Entertainment Operating Co. Inc., Term Loan B2	3.000%	1/28/15	460,941	414,845	(f)
Total Hotels, Restaurants & Leisure				423,095

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media — 0.7%
Charter Communications Operating LLC, Term Loan C	3.18580 - 3.274%	9/6/16	$859,423	$857,808	(f)
Multiline Retail — 0.4%
Neiman-Marcus Group Inc., Term Loan	4.750%	5/16/18	465,000	459,901	(f)
TOTAL CONSUMER DISCRETIONARY				1,740,804
HEALTH CARE — 1.9%
Health Care Providers & Services — 1.9%
Community Health Systems Inc., Delayed Draw Term Loan	2.504%	7/25/14	16,326	15,804	(f)
Community Health Systems Inc., Term Loan B	2.5040 - 3.754%	7/25/14	477,525	462,273	(f)
Emergency Medical Services Corp., Term Loan	5.250%	5/25/18	300,000	299,438	(f)
HCA Inc., Term Loan B1	2.496%	11/18/13	630,983	627,431	(f)
Health Management Associates Inc., Term Loan B	1.996%	2/28/14	899,589	873,049	(f)
TOTAL HEALTH CARE				2,277,995
INDUSTRIALS — 0.2%
Marine — 0.0%
Trico Shipping AS, Term Loan A	10.000%	5/12/14	23,203	23,203	(c)(f)
Road & Rail — 0.2%
Hertz Corp. Term Loan	2.750%	3/9/18	250,000	249,102	(f)
TOTAL INDUSTRIALS				272,305
INFORMATION TECHNOLOGY — 0.5%
IT Services — 0.5%
First Data Corp., Term Loan B	4.000%	3/23/18	301,701	277,364	(f)
First Data Corp., Term Loan B2	2.750%	9/24/14	365,915	339,614	(f)
TOTAL INFORMATION TECHNOLOGY				616,978
MATERIALS — 0.7%
Construction Materials — 0.3%
Fairmount Minerals, Term Loan B	4.000%	3/1/17	300,000	300,875
Containers & Packaging — 0.4%
Berry Plastics Group Inc., Term Loan C	2.261%	4/3/15	489,770	463,904	(f)
TOTAL MATERIALS				764,779
TELECOMMUNICATION SERVICES — 0.4%
Diversified Telecommunication Services — 0.4%
Level 3 Financing Inc., Term Loan A	2.533%	3/13/14	500,000	484,844	(f)
UTILITIES — 1.1%
Electric Utilities — 0.6%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.6895 - 4.768%	10/10/17	930,144	727,339	(f)
Independent Power Producers & Energy Traders — 0.5%
NRG Holdings Inc., Term Loan	4.000%	2/1/13	74,298	74,269	(f)
NRG Holdings Inc., Term Loan	3.4410 - 5.500%	8/31/15	491,280	492,338	(f)
Total Independent Power Producers & Energy Traders				566,607
TOTAL UTILITIES				1,293,946
TOTAL COLLATERALIZED SENIOR LOANS (Cost — $7,588,703)				7,451,651
CORPORATE BONDS & NOTES — 27.7%
CONSUMER DISCRETIONARY — 2.6%
Automobiles — 0.2%
Ford Motor Credit Co., LLC, Senior Notes	9.875%	8/10/11	220,000	221,667
Consumer Finance — 0.2%
Abbey National Treasury Services PLC, Senior Notes	1.854%	4/25/14	180,000	179,072	(a)
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.625%	10/1/18	30,000	33,075

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure — 1.1%
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	$175,000	$194,031
CCM Merger Inc., Notes	8.000%	8/1/13	100,000	98,750	(b)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	218,000	166,770	(b)
El Pollo Loco Inc.	12.000%	12/28/17	120,000	120,000	(c)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	120,000	120,600
El Pollo Loco Inc., Senior Secured Notes	11.750%	12/1/12	20,000	21,200
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	28,000	27,580	(b)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	40,000	43,000
MGM Resorts International, Senior Notes	7.625%	1/15/17	230,000	222,525
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	20,000	22,800
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	55,000	63,112
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	200,000	135,000
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	60,000	69,450
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	10,000	9,050	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	155,000	16	(d)(e)
Station Casinos Inc., Senior Subordinated Notes	6.875%	3/1/16	15,000	2	(d)(e)
Total Hotels, Restaurants & Leisure				1,313,886
Media — 1.0%
Cablevision Systems Corp., Senior Notes	7.750%	4/15/18	570,000	610,613
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	40,000	36,400	(b)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	100,000	110,500	(b)
CMP Susquehanna Corp.	3.443%	5/15/14	2,000	1,530	(a)(b)(d)
Comcast Corp., Senior Notes	6.500%	1/15/17	200,000	233,377
UPC Holding BV, Senior Notes	9.875%	4/15/18	30,000	33,450	(b)
Virgin Media Finance PLC, Senior Bonds	9.500%	8/15/16	60,000	68,100
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	140,000	147,700
Total Media				1,241,670
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	105,000	119,175
TOTAL CONSUMER DISCRETIONARY				3,108,545
CONSUMER STAPLES — 0.7%
Beverages — 0.1%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	4.125%	1/15/15	90,000	96,871
Food & Staples Retailing — 0.3%
CVS Corp., Pass-through Certificates	6.117%	1/10/13	360,274	379,188	(b)
Kroger Co., Notes	3.900%	10/1/15	60,000	63,521
Total Food & Staples Retailing				442,709
Food Products — 0.2%
Kraft Foods Inc., Senior Notes	2.625%	5/8/13	260,000	267,607
Tobacco — 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	70,000	67,900
TOTAL CONSUMER STAPLES				875,087
ENERGY — 5.5%
Energy Equipment & Services — 0.2%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	155,000	162,750
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	60,000	63,000	(b)
Total Energy Equipment & Services				225,750
Oil, Gas & Consumable Fuels — 5.3%
Anadarko Petroleum Corp., Senior Notes	7.625%	3/15/14	160,000	183,576
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	40,000	45,913
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	60,000	68,850
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	230,000	236,374

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — continued
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	$285,000	$312,075
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	150,000	158,625
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	160,000	175,200
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	194,000	209,150
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	80,000	86,690	(a)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	120,000	126,315	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	170,000	191,942
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	210,000	227,325	(b)
LUKOIL International Finance BV, Senior Notes	7.250%	11/5/19	240,000	266,208	(b)
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	250,000	255,829
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	780,000	835,969
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	60,000	67,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	40,000	43,800
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	550,000	572,000
SandRidge Energy Inc., Senior Notes	3.930%	4/1/14	1,000,000	990,862	(a)
Shell International Finance BV, Senior Notes	3.100%	6/28/15	380,000	397,508
Teekay Corp., Senior Notes	8.500%	1/15/20	110,000	114,125
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	200,000	230,500	(b)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	370,000	471,726
Total Oil, Gas & Consumable Fuels				6,268,362
TOTAL ENERGY				6,494,112
FINANCIALS — 9.5%
Capital Markets — 1.3%
Goldman Sachs Capital III, Preferred Securities	1.024%	9/1/12	550,000	418,886	(a)(g)
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	340,000	364,996
Morgan Stanley, Senior Notes	2.761%	5/14/13	310,000	318,456	(a)
Morgan Stanley, Senior Notes	6.000%	5/13/14	400,000	435,936
Total Capital Markets				1,538,274
Commercial Banks — 3.3%
Barclays Bank PLC, Senior Notes	5.000%	9/22/16	200,000	215,396
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	400,000	395,840
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	420,000	441,000	(a)(b)(g)
Danske Bank A/S, Senior Notes	1.331%	4/14/14	300,000	300,248	(a)(b)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	140,000	136,519	(b)
Lloyds TSB Bank PLC, Medium-Term Notes, Senior Bonds	4.375%	1/12/15	180,000	182,831	(b)
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	280,000	292,016
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	260,000	332,724	(a)(b)(g)
Rabobank Nederland NV, Senior Notes	2.125%	10/13/15	340,000	337,150
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	270,000	280,450
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	8/22/11	300,000	275,625	(a)(g)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	450,000	474,620
Wells Fargo & Co., Senior Notes	3.676%	6/15/16	250,000	257,124
Total Commercial Banks				3,921,543
Consumer Finance — 2.7%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	307,000	318,512
Ally Financial Inc., Senior Notes	8.000%	3/15/20	280,000	298,200
GMAC Inc., Senior Notes	2.454%	12/1/14	1,956,000	1,872,608	(a)
SLM Corp.	0.574%	1/27/14	700,000	664,232	(a)
Total Consumer Finance				3,153,552
Diversified Financial Services — 1.9%
Air 2 US, Notes	8.027%	10/1/19	90,394	90,394	(b)
Chukchansi Economic Development Authority, Senior Notes	3.917%	11/15/12	250,000	205,000	(a)(b)
Citigroup Inc., Senior Notes	6.375%	8/12/14	850,000	940,533
Citigroup Inc., Senior Notes	5.500%	10/15/14	120,000	130,596
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	490,000	537,162

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Financial Services — continued
TNK-BP Finance SA	6.875%	7/18/11	$190,000	$190,713	(b)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	100,000	106,750	(b)
Total Diversified Financial Services				2,201,148
Insurance — 0.1%
American International Group Inc., Senior Notes	3.750%	11/30/13	170,000	174,038	(b)
Thrifts & Mortgage Finance — 0.2%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	240,000	241,449
TOTAL FINANCIALS				11,230,004
HEALTH CARE — 0.7%
Health Care Providers & Services — 0.7%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	60,000	61,950
HCA Inc., Senior Secured Notes	9.625%	11/15/16	105,000	111,956	(h)
Tenet Healthcare Corp., Senior Secured Notes	9.000%	5/1/15	150,000	161,625
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	326,000	361,453
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	10,000	10,350	(h)
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	80,000	83,000
TOTAL HEALTH CARE				790,334
INDUSTRIALS — 1.4%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	160,000	167,200	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	68,907	70,023
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	27,000	28,924	(b)
Total Airlines				266,147
Building Products — 0.0%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, Step Bond	0.000%	6/30/15	7,800	4,758	(b)(d)
Commercial Services & Supplies — 0.3%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	80,000	89,700
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	120,000	124,800	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	80,000	89,600	(b)
Total Commercial Services & Supplies				304,100
Construction & Engineering — 0.5%
Odebrecht Finance Ltd., Senior Notes	6.000%	4/5/23	580,000	579,275	(b)
Industrial Conglomerates — 0.1%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	80,000	88,600
Road & Rail — 0.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	163,000	193,970
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	88,000	97,020
Total Road & Rail				290,990
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	50,000	52,375	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	95,000	97,612
Total Trading Companies & Distributors				149,987
TOTAL INDUSTRIALS				1,683,857
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	53,250	54,315	(h)
Semiconductors & Semiconductor Equipment — 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	130,000	140,725	(b)
TOTAL INFORMATION TECHNOLOGY				195,040
MATERIALS — 2.3%
Containers & Packaging — 0.2%
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	250,000	249,375	(b)

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining — 1.7%
Barrick Gold Corp., Senior Notes	1.750%	5/30/14	$250,000	$250,659	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	170,000	185,938
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	150,000	159,000
Steel Dynamics Inc., Senior Notes	7.375%	11/1/12	95,000	100,700
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	370,000	393,125
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	16,000	19,380
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	23,000	27,512
Vale Overseas Ltd., Notes	6.250%	1/23/17	338,000	383,206
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	390,000	420,225	(b)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	70,000	75,425	(b)
Total Metals & Mining				2,015,170
Paper & Forest Products — 0.4%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	199,000	201,985
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	205,000	192,188
Total Paper & Forest Products				394,173
TOTAL MATERIALS				2,658,718
TELECOMMUNICATION SERVICES — 3.6%
Diversified Telecommunication Services — 1.9%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	377,000	359,092	(b)
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	150,000	163,125	(b)
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	45,000	36,675
Deutsche Telekom International Finance BV, Senior Notes	4.875%	7/8/14	300,000	327,655
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	140,000	158,497
Frontier Communications Corp., Senior Notes	8.750%	4/15/22	34,000	37,230
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	40,000	42,050
Intelsat Jackson Holdings Ltd., Senior Notes	8.500%	11/1/19	140,000	148,750
Qwest Corp., Senior Notes	3.497%	6/15/13	250,000	256,875	(a)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	320,000	332,995
Telefonica Emisiones SAU, Senior Notes	5.855%	2/4/13	210,000	222,778
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	200,000	214,776
Total Diversified Telecommunication Services				2,300,498
Wireless Telecommunication Services — 1.7%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	125,000	133,125
New Cingular Wireless Services Inc., Notes	8.125%	5/1/12	100,000	106,045
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	650,000	619,125
True Move Co., Ltd.	10.750%	12/16/13	230,000	249,263	(b)
True Move Co., Ltd., Notes	10.750%	12/16/13	531,000	575,471	(b)
Vodafone Group PLC, Senior Notes	5.000%	12/16/13	266,000	289,603
Total Wireless Telecommunication Services				1,972,632
TOTAL TELECOMMUNICATION SERVICES				4,273,130
UTILITIES — 1.2%
Electric Utilities — 0.4%
EEB International Ltd., Senior Bonds	8.750%	10/31/14	192,000	204,768	(b)
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	260,000	279,183
Total Electric Utilities				483,951
Independent Power Producers & Energy Traders — 0.8%
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	280,000	287,000	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	80,000	72,400
Edison Mission Energy, Senior Notes	7.625%	5/15/27	45,000	33,300
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	459,000	491,800
Total Independent Power Producers & Energy Traders				884,500
TOTAL UTILITIES				1,368,451
TOTAL CORPORATE BONDS & NOTES (Cost — $31,132,124)				32,677,278

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
MORTGAGE-BACKED SECURITIES — 0.5%
GNMA — 0.5%
Government National Mortgage Association (GNMA) (Cost - $585,490)	6.500%	8/15/34	$516,419		$612,816
MUNICIPAL BONDS — 3.4%
Carroll County, KY, PCR, Kentucky Utilities Co. Project, AMBAC	0.180%	7/27/11	500,000		418,125	(a)(c)
Florida Educational Loan Marketing Corp., Education Loan Revenue	0.405%	7/23/11	700,000		583,625	(a)(c)
Illinois State, GO	4.961%	3/1/16	425,000		439,790
New York State Energy Research & Development Authority Facilities Revenue, Consolidated Edison Co., XLCA	0.369%	6/23/11	500,000		393,750	(a)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.135%	7/25/25	600,000		585,198	(a)
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.210%	10/25/41	400,000		373,076	(a)
Person County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.193%	7/25/11	550,000		493,625	(a)
Wake County, NC, Industrial Facilities & Pollution Control Financing Authority Revenue, Carolina Power & Light Co., AMBAC	0.193%	10/1/22	800,000		700,000
TOTAL MUNICIPAL BONDS (Cost — $3,981,267)					3,987,189
SOVEREIGN BONDS — 4.2%
Brazil — 2.8%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	247,000	BRL	149,840
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,470,000	BRL	3,178,481
Total Brazil					3,328,321
India — 0.1%
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	130,000		126,901	(a)(b)
Mexico — 0.3%
United Mexican States, Medium-Term Notes	6.750%	9/27/34	265,000		309,388
Russia — 0.4%
Russian Foreign Bond-Eurobond	12.750%	6/24/28	254,000		450,850	(b)
Venezuela — 0.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	912,000		711,360	(b)
TOTAL SOVEREIGN BONDS (Cost — $4,577,387)					4,926,820

			SHARES
COMMON STOCKS — 0.3%
CONSUMER DISCRETIONARY — 0.1%
Media — 0.1%
Charter Communications Inc., Class A Shares			2,966		160,935	*
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			116		2,978	*
INDUSTRIALS — 0.1%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			2		1,290	(c)(d)
Nortek Inc.			43		1,547	*
Total Building Products					2,837
Marine — 0.1%
DeepOcean Group Holding AS			3,101		49,616	(c)
TOTAL INDUSTRIALS					52,453

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

SECURITY			SHARES	VALUE
MATERIALS — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			3,741	$90,308	*
TOTAL COMMON STOCKS (Cost — $300,783)				306,674

	RATE
PREFERRED STOCKS — 0.2%
CONSUMER DISCRETIONARY — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		559	0	*(a)(b)(i)
FINANCIALS — 0.2%
Diversified Financial Services — 0.2%
Citigroup Capital XII	8.500%		11,450	295,639	(a)
TOTAL PREFERRED STOCKS (Cost — $300,227)				295,639

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Buffets Restaurant Holdings		4/28/14	29	0	*(c)(d)(i)
Charter Communications Inc.		11/30/14	22	264	*(c)
CMP Susquehanna Radio Holdings Co.		3/23/19	639	0	*(b)(c)(d)(i)
Nortek Inc.		12/7/14	115	920	*(c)(d)
SemGroup Corp.		11/30/14	122	824	*(d)
TOTAL WARRANTS (Cost — $1,528)				2,008
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $123,364,644)				116,305,566

		MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS — 1.9%
U.S. Government Agencies — 0.4%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $414,733)	0.120%	1/10/12	$415,000	414,778	(j)(k)
Repurchase Agreements — 1.5%
State Street Bank & Trust Co. repurchase agreement dated 6/30/11; Proceeds at maturity - $1,809,001; (Fully collateralized by U.S. Government Obligations, 1.000% due 04/30/12; Market value - $1,845,185) (Cost - $1,809,000)	0.010%	7/1/11	1,809,000	1,809,000
TOTAL SHORT-TERM INVESTMENTS (Cost — $2,223,733)				2,223,778
TOTAL INVESTMENTS — 100.4% (Cost — $125,588,377#)				118,529,344
Liabilities in Excess of Other Assets — (0.4)%				(415,607)
TOTAL NET ASSETS — 100.0%				$118,113,737

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of June 30, 2011.
(f)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(g)	Security has no maturity date. The date shown represents the next call date.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Value is less than $1.
(j)	Rate shown represents yield-to-maturity.
(k)	All or a portion of this security is held at the broker as collateral for open futures contracts.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	ARM	- Adjustable Rate Mortgage

See Notes to Schedule of Investments.

Schedule of investments (unaudited) (cont’d)

June 30, 2011

WESTERN ASSET VARIABLE RATE STRATEGIC FUND INC.

BRL	- Brazilian Real
GO	- General Obligation
IO	- Interest Only
PAC	- Planned Amortization Class
STRIPS	- Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Mid Curve 2-Year Futures, Call	9/16/11	$98.750	54	$5,400
Eurodollar Mid Curve 2-Year Futures, Put	9/16/11	98.125	54	32,400
		STRIKE RATE	NOTIONAL AMOUNT
Interest rate swaption with Barclays Capital Inc., Put	9/12/11	1.96%	10,000,000	138,340
TOTAL WRITTEN OPTIONS (Premiums received — $116,199)				$176,140

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset Variable Rate Strategic Fund Inc. (the “Fund”) was incorporated in Maryland on August 3, 2004 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is to maintain a high level of current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.  Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade.  When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

Notes to Schedule of Investments (unaudited) (continued)

ASSETS
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS		SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)		(LEVEL 3)	TOTAL
Long-term investments†:
Collateralized mortgage obligations	—	$35,506,598		$227,293	$35,733,891
Asset-backed securities	—	28,823,024		1,488,576	30,311,600
Collateralized senior loans	—	7,428,448		23,203	7,451,651
Corporate bonds & notes	—	32,557,278		120,000	32,677,278
Mortgage-backed securities	—	612,816		—	612,816
Municipal bonds	—	2,985,439		1,001,750	3,987,189
Sovereign bonds	—	4,926,820		—	4,926,820
Common stocks:
Industrials	1,547	—		50,906	52,453
Other common stocks	254,221	—		—	254,221
Preferred stocks:
Consumer discretionary	—	0	*	—	0	*
Financials	295,639	—		—	295,639
Warrants	824	—		1,184	2,008
Total long-term investments	$552,231	$112,840,423		$2,912,912	$116,305,566
Short-term investments†	—	2,223,778		—	2,223,778
Total investments	$552,231	$115,064,201		$2,912,912	$118,529,344
Other financial instruments:
Futures contracts	$125,095	—		—	$125,095
Interest rate swaps	—	$97,536		—	97,536
Credit default swaps on credit indices-sell protection‡	—	41,651		—	41,651
Credit default swaps on corporate issues-buy protection‡	—	2,404		—	2,404
Total other financial instruments	$125,095	$141,591		—	$266,686
Total	$677,326	$115,205,792		$2,912,912	$118,796,030

LIABILITIES
	QUOTED PRICES	OTHER SIGNIFICANT OBSERVABLE INPUTS	SIGNIFICANT UNOBSERVABLE INPUTS
DESCRIPTION	(LEVEL 1)	(LEVEL 2)	(LEVEL 3)	TOTAL
Other financial instruments:
Written options	$37,800	$138,340	—	$176,140
Futures contracts	37,292	—	—	37,292
Interest rate swaps‡	—	558,709	—	558,709
Credit default swaps on corporate issues-buy protection‡	—	5,711	—	5,711
Total	$75,092	$702,760	—	$777,852

* Value is less than $1.

‡Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Notes to Schedule of Investments (unaudited) (continued)

INVESTMENTS IN SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	ASSET- BACKED SECURITIES	COLLATERALIZED SENIOR LOANS	CORPORATE BONDS & NOTES
Balance as of September 30, 2010	$710,918	$494,995	—	$412,165
Accrued premiums/discounts	5,559	199	—	—
Realized gain (loss)(1)	(92,469)	739	—	(331)
Change in unrealized appreciation (depreciation)(2)	132,980	13,478	—	(5,910)
Net purchases (sales)	(379,768)	813,125	$23,203	93,264
Transfers into Level 3	—	436,040	—	—
Transfers out of Level 3	(149,927)	(270,000)	—	(379,188)
Balance as of June 30, 2011	$227,293	$1,488,576	$23,203	$120,000
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011(2)	$134,377	$9,836	—	—

		COMMON STOCKS
	MUNICIPAL
INVESTMENTS IN SECURITIES	BONDS	INDUSTRIALS	WARRANTS		TOTAL
Balance as of September 30, 2010	—	$900	$0	*	$1,618,978
Accrued premiums/discounts	$514	—	—		6,272
Realized gain (loss)(1)	—	—	—		(92,061)
Change in unrealized appreciation (depreciation)(2)	(514)	(22,484)	0	*	117,550
Net purchases (sales)	1,001,750	72,490	—		1,624,064
Transfers into Level 3	—	—	1,184		437,224
Transfers out of Level 3	—	—	—		(799,115)
Balance as of June 30, 2011	$1,001,750	$50,906	$1,184		$2,912,912
Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2011(2)	$(514)	$(22,484)	0	*	$121,215

* Value is less than $1.

(1) This amount is included in net realized gain (loss) from investment transactions.

(2) Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Notes to Schedule of Investments (unaudited) (continued)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default

Notes to Schedule of Investments (unaudited) (continued)

or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk.  Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount.  Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates or to enhance yield.  The Fund may also purchase or write options to manage exposure to an underlying instrument. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(g) Stripped Securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying

Notes to Schedule of Investments (unaudited) (continued)

debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Counterparty Risk and Credit-Risk-Related Contingent Features of Derivative Instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features.  The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time.  If this credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of June 30, 2011, the Fund held written options, interest rate swaps, and credit default swaps with credit related contingent features which had a liability position of $740,560. If a contingent feature in the Master Agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of June 30, 2011, the Fund had posted with its counterparties cash and securities as collateral to cover the net liability of all derivatives amounting to $200,000, which could be used to reduce the required payment.

(k) Credit and Market Risk.  The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such

Notes to Schedule of Investments (unaudited) (continued)

market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Other Risks.  Consistent with its (their) objective to seek high current income, the Fund(s) may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(m) Security Transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At June 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$6,656,319
Gross unrealized depreciation	(13,715,352)
Net unrealized depreciation	$(7,059,033)

At June 30, 2011, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	61	3/12	$15,085,323	$15,176,038	$90,715
U.S. Treasury 5-Year Notes	162	9/11	19,275,261	19,309,641	34,380
U.S. Treasury 10-Year Notes	2	9/11	247,069	244,656	(2,413)
					122,682
Contracts to Sell:
U.S. Treasury 2-Year Notes	78	9/11	17,073,934	17,108,813	(34,879)
Net unrealized gain on open futures contracts					$87,803

During the period ended June 30, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of September 30, 2010	17	$9,720
Options written	13,460,116	134,762
Options closed	(3,460,000)	(16,089)
Options exercised	(8)	(2,474)
Options expired	(17)	(9,720)
Written options, outstanding as of June 30, 2011	10,000,108	$116,199

At June 30, 2011, the Fund had the following open swap contracts:

INTEREST RATE SWAPS

SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$5,520,000	3/18/19	4.250% Semi-Annually	3-Month LIBOR	$72,390	$(626,848)
JPMorgan Securities Inc.	10,000,000	10/12/11	0.360% Semi-Annually	3-Month LIBOR	—	(2,651)
JPMorgan Securities Inc.	6,000,000	10/15/11	0.361% Semi-Annually	3-Month LIBOR	—	(1,600)
Barclays Capital Inc.	10,000,000	6/14/16	1.785% Semi-Annually	3-Month LIBOR	—	97,536
Total	$31,520,000				$72,390	$(533,563)

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION [1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION
JPMorgan Chase Bank (CDX North America High Yield Index)	$2,697,000	6/20/12	2.750%	$41,651	$(34,142)	$75,793
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$90,000	3/20/15	5.000% quarterly	$(2,533)	$654	$(3,187)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	120,000	3/20/20	5.000% quarterly	2,219	2,757	(538)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(2,241)	(409)	(1,832)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/13	5.000% quarterly	(374)	(41)	(333)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	20,000	3/20/15	5.000% quarterly	(563)	203	(766)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	10,000	3/20/20	5.000% quarterly	185	278	(93)
Total	$310,000			$(3,307)	$3,442	$(6,749)

1                   If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2                   The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3                   The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

4                   If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡                  Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivatives instruments categorized by risk exposure at June 30, 2011.

	Futures Contracts		Written	Swap
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation	Options, at value	Contracts, at value	Total
Interest Rate Contracts	$125,095	$(37,292)	$(176,140)	$(476,173)	$(564,510)
Credit Contracts	—	—	—	38,344	38,344
Total	$125,095	$(37,292)	$(176,140)	$(437,829)	$(526,166)

During the period ended June 30, 2011, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (continued)

Average market value
Written options	$25,168
Futures contracts (to buy)	42,829,454
Futures contracts (to sell)	16,698,427

Average notional balance
Interest rate swap contracts	$23,720,000
Credit default swap contracts (to buy protection)	376,000
Credit default swap contracts (to sell protection)	2,697,000

ITEM 2.                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required  by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Variable Rate Strategic Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:	August 24, 2011

By	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer

Date:	August 24, 2011